Exhibit 99.1

PRX - 102 prh  - Galactosidase - A Novel Enzyme Replacement Therapy for the Treatment of Patients with Fabry Disease 1 11/23/2015 1

This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward - looking statements including, among others, statements regarding expectations as to regulatory approvals, market opportunity for, and potential sales of, the Company’s product and product candidates, goals as to product candidate development and timing of the Company’s clinical trials, are based on the Company’ s current intent, belief and expectations. These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Actual results may differ materially from these forward - looking statements because of the Company’s unproven business model, its dependence on new technologies, the uncertainty and timing of clinical trials, the Company’s ability to develop and commercialize products, its dependence on collaborators for services and revenue, its substantial indebtedness and lease obligations, its changing requirements and costs associated with planned facilities, intense competition, the uncertainty of patent and intellectual property protection, dependence on key management and key suppliers, the uncertainty of regulation of products, the impact of future alliances or transactions and other risks described in the Company’s filings with the Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward - looking statements, which speak only as of today’s date. The Company undertakes no obligation to update or revise the information contained in this presentation whether as a result of new information, future events or circumstances or otherwise. Note Regarding Forward - Looking Statements

PRX - 102: A Chemically Modified Plant Derived Human α - galactosidase - A Enzyme • PRX - 102 ( prh - alpha - GAL - A) is a chemically modified, recombinant DNA derived protein expressed from tobacco plant cells in suspension • The enzyme is: – Designed to be potentially superior to the currently approved enzymes (stability, half - life, safety immunogenicity  efficacy ) – Comprised of two subunits, covalently - linked via a 2 kDa PEG moiety resulting in a stable homo - dimer – Order of magnitude longer half - life and greater AUC than the commercially available enzymes, both in plasma and under acidic lysosomal - like conditions – Translocated to the lysosome of target cells and hydrolyses accumulated Gb 3 substrate

Unique Clinical Benefits Shown in Patients (~15 patients' years)

1. PRX-102 has enhanced pharmacokinetic properties including a half-life (T½) of approximately 60 hours and a substantially higher AUC
2. PRX-102 is well tolerated with favorable safety profile
   - The majority of adverse events being mild and moderate in severity
3. Only 19% treatment induced antibody formation
4. Strong indication for immune tolerance
5. Reversal of eGFR slope achieved suggesting improvement in kidney function
6. Translocation to target organ demonstrated by Gb3 inclusion; reduction in kidney peritubular capillaries was substantially reduced

PROTALIX Biotherapeutics

Additional Efficacy Results • A favorable trend was observed in Gastrointestinal Symptoms Assessment using the Gastrointestinal Symptoms Assessment questionnaire (GSA) – Severity and frequency of abdominal pain – Frequency of diarrhea • All patients exhibited stable cardiac function (LVM, LVMI and EF ) • Mean reduction of plasma Gb3 and Lyso - Gb3 • Reduction in the total score of Mainz Severity Score Index (MSSI) – G eneral, neurological, cardiovascular and renal systems

Enhanced Pharmacokinetics



Algasidase beta time frame
PRX-102
2mg/Kg
1mg/Kg
0.2mg/Kg
Concentration (ug/ml)
100.000
10.000
1.000
0.100
0.010
0.001
~1/2 day
~14 days
0
5000
10000
15000
20000
Time (min)



T½- Hrs
100
80
60
40
20
0
PRX-102 (0.2mg/Kg)
PRX-102 (1mg/Kg)
PRX-102 (2mg/Kg)
Agalsidase beta (1mg/Kg)
Algasidase alfa (0.2mg/kg)



AUC 0-∞
ug*min/mL
45000
40000
35000
30000
25000
20000
15000
10000
5000
0
PRX-102 (0.2mg/Kg)
PRX-102 (1mg/Kg)
PRX-102 (2mg/Kg)
Agalsidase beta (1mg/Kg)

Favorable Safety Profile: Very Low Formation of Antibodies • Adverse Events: ( ~15 patients’ years) – 98% AEs mild and moderate – 2% severe, 1% was treatment related – 27% were considered related or possibly related – 2 serious AE: 1 treatment related • Antibodies: – Low incidence with low titers of antibody formation – Only 19% (3 patients) antibody positive had treatment induced ADA • 2/3 of the above patients had neutralizing antibodies in some samples

Immune Tolerance – PRX - 102 unique and enhanced PK properties potentially contributing to an immune tolerance phenomenon – Transient and reversible shift of overall drug availability in antibody positive patients – Low incidence of antibody formation with low titers which are reduced by 1 year of treatment

Representative of PK of antibody negative patients Representative PK of ADA positive patients 10 100 1,000 10,000 0 50 100 150 200 250 300 350 400 Concentration (ng/mL) Time (hr) Subject 51 - F102; 0.2 mg/kg Day 1 3 Months 6 Months 12 Months 10 100 1,000 10,000 0 20 40 60 80 100 120 Concentration (ng/mL) Time (hr) Subject 17 - F105; 0.2 mg/kg Day 1 3 Months 6 Months 12 Months Immune Tolerance

Population Annualized Rate of Estimated GFR Change (mL/min/1.73 m 2 /year) (95% Confidence Interval) ( Rombach et al., (2014) Untreated Males, GFR>60 - 3.00 ( - 3.20 , - 2.80 ) ERT Treated Males, GFR>60 - 2.57 ( - 3.21, - 1.93) PRX - 102 Phase 1 / 2 PRX - 102 treated males GFR>60 (0.2mg/kg) 0.16 ( - 0.18, 0.60) PRX - 102 treated males GFR>60 (1.0 mg/kg) 0.72 ( - 0.94, 3.08) Reversal in eGFR Slope Achieved Suggesting Improvement in Kidney Function Natural course of Fabry disease and the effectiveness of enzyme replacement therapy: a systematic review and meta - analysis Effectiveness of ERT in different disease stages Saskia M. Rombach & Bouwien E. Smid & Gabor E. Linthorst & Marcel G. W. Dijkgraaf & Carla E. M. Hollak J Inherit Metab Dis (2014) 37:341 – 352

PRX - 102 Development Plan Clear Path for BLA submission – Phase 1 / 2 - Interim reports to date – FDA - End of phase II meeting held, minutes received – Plan to submit SPA for final study design in December 2015 Outlines are developed with lead KOLs including : D. Warnock, D. Hughes, R. Schiffmann among others Studies to support BLA per FDA End of Phase II meeting – On - going naïve study – Placebo control study in naïve population, ~ 6 month duration – Head - to - head superiority study of PRX - 102 vs Fabrazyme • ~ 24 M study with interim safety analysis to support marketing authorization

The Need for Alternative Treatments for Fabry Disease Prof. Raphael Schiffmann Metabolic Disease, Baylor Research Institute, Dallas 12 11/23/2015 12

Specific Therapy for Fabry Disease • Currently only one enzyme replacement therapy (ERT), Fabrazyme ® (Genzyme), is approved in the US • A second one, Replagal® (Shire), is approved outside the US • Randomized controlled trials of either product have not shown a clinical effect

Limited Benefit of Current ERTs for Fabry Disease Cumulative evidence from open l abel s tudies of approved ERTs in adults has shown a limited effect to date • Limited effect in slowing progression of renal disease • Decreases gastrointestinal symptoms • Possibly some stabilization of the peripheral neuropathy • Diminishing left ventricular hypertrophy – significance unclear • No other effect on the heart (e.g ., rhythm and conduction abnormalities ) • Incidence of stroke is not reduced • No demonstrated delay or prevention of major clinical events such as death

Shortfalls of Current ERT • Not given often enough – patient not protected in the second week due to short half - life • High incidence of Neutralizing antibodies • ERT does not gain access to all cells in all relevant organs in sufficient amount • ERT likely initiated too late in life

Potential Benefits and Improvements of PRX - 102 for Fabry Treatment • Unique PK profile suggesting a better two week coverage to patients and potentially better penetration to target organs • Excellent safety profile couple with very limited formation of antibodies • Very promising results across all disease parameters seen from the Phase I/II trial • Regulatory endorsement to move into Phase III development

0.001 0.010 0.100 1.000 10.000 100.000 0 5000 10000 15000 20000 Concentration ( ug /ml) Time (min) PRX - 102 2mg/Kg 1mg/Kg 0.2mg/Kg Algasidase beta time frame ~14 days ~1/2 day 10 100 1,000 10,000 0 20 40 60 80 100 120 Concentration (ng/mL) Time (hr) Subject 17 - F105; 0.2 mg/kg Day 1 3 Months 6 Months 12 Months Unique PK profile suggesting a better two week coverage to patients and potentially better penetration to target organs Limited formation of antibodies  immune tolerance Potential Benefits to Patients Derived from PRX - 102 Unique Characteristics

Phase III Clinical Trials – Attractive to Patients and Physicians • Favorable safety and efficacy profile from results to date will encourage patients and doctors to participate • For naïve study, relatively short - term trial of up to 6 months with a commitment to all patients to be on PRX - 102 through approval • For head to head study, an attractive alternative for patients currently on ERT • Kidney biopsies - not required • Little to no alternatives, especially in the US

Summary • There is a clear need for a better ERT for Fabry patients • PRX - 102 seems to have the potential to meet such demand based on its unique enzyme characteristics including PK profile and clinical results to date • The company has a clear path forward to support full approval

Conclusion • Superiority profile of PRX 102 is being built over time in number of layers: – Favorable Safety Profile with limited need for pre medication – Excellent immunogenicity profile with limited formation of antibodies – Favorable trend in kidney function – Immune tolerance phenomena is being observed in long - term data, resulting in a transient and reversible shift of overall drug availability – Meaningful clinical benefit as measured by change in eGFR data